Filed Pursuant to Rule 433

Registration No. 333-118843

Because the asset-backed securities are being offered on a “when, as and if issued” basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the “Automatic Termination”). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Alternative Loan Trust 2006-1

Issuing Entity

Banc of America Mortgage Securities, Inc.

Depositor

Bank of America, National Association

Sponsor and Servicer

January 12, 2006

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received the preliminary prospectus. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Transaction:	Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Issuing Entity:	Banc of America Alternative Loan Trust 2006-1

Depositor:	Banc of America Mortgage Securities, Inc.

Underwriter:	Banc of America Securities LLC

Sponsor and Servicer:	Bank of America, National Association

Trustee:	Wells Fargo Bank, N.A.

Rating Agencies:	Two of Standard & Poor’s, Moody’s and/or Fitch Ratings will rate the offered Senior Certificates. At least one of the above Rating Agencies will rate the offered Subordinate Certificates.

Senior Certificates:	The Senior Certificates will consist of three or more classes of certificates, one of which will be the residual certificate and at least one of which will be ratio strip certificates. One or more classes of certificates may be comprised of two or more components. The components of a class are not severable. The Senior Certificates (or in the case of a class of Senior Certificates comprised of components, the components) may be divided into two or more groups in which case each group will have a corresponding group of Subordinate Certificates which may or may not be shared with one or more other groups of Senior Certificates.

Subordinate Certificates:	If the Senior Certificates are divided into multiple groups, the Subordinate Certificates may or may not consist of multiple groups. If there is only one group of Subordinate Certificates, the Subordinate Certificates will support all of the Senior Certificates. If there are multiple groups of Subordinate Certificates, each group will support one or more groups of Senior Certificates. Each class of Subordinate Certificates is also subordinated to each class of Subordinate Certificates within its group, if any, with a lower number.

Offered Certificates:	Senior Certificates and Subordinate Certificates rated BBB - or Baa3 or better

Expected Closing Date:	January 30, 2006

Expected Investor Closing Date:	January 31, 2006

Distribution Date:	25th of each month, or the next succeeding business day (First Distribution Date: February 27, 2006)

Cut-off Date:	January 1, 2006.

Determination Date:	For any Distribution Date, the 16th day of the month in which the Distribution Date occurs or, if that day is not a business day, the immediately preceding business day.

Banc of America Securities LLC	3

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Record Date:	For any Distribution Date, the close of business on the last business day of the month preceding the month of that Distribution Date.

Day Count:	30/360

Clearing:	DTC, Clearstream and Euroclear.

Denominations:	Original Certificate Form	Minimum Denominations	Incremental Denominations

Senior Certificates (other than any Principal Only Certificates, Interest Only Certificates and Special Retail Certificates)	Book Entry	$1,000	$1

Interest Only Certificates	Book Entry	$1,000,000 (notional amount) or size of class, if less than $1,000,000	$1 or N/A

Special Retail Certificates	Book Entry	$1,000	$1,000

Principal Only Certificates and Subordinate Certificates	Book Entry	$25,000	$1

SMMEA Eligibility:	The Senior Certificates and the most senior class or classes of Subordinate Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Banc of America Securities LLC	4

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

ERISA Eligibility:

A fiduciary or other person acting on behalf of any employee benefit plan or arrangement, including an individual retirement account , subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Code or any federal, state or local law (“Similar Law”) which is similar to ERISA or the Code (collectively, a “Plan”) should carefully review with its legal advisors whether the purchase or holding of an Offered Certificate could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or Similar Law.

The U.S. Department of Labor has extended to Banc of America Securities LLC an administrative exemption (the “Exemption”) from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by certain Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption.

The Exemption may cover the acquisition and holding of the Offered Certificates by the Plans to which it applies provided that all conditions of the Exemption other than those within the control of the investors are met. In addition, as of the date hereof, there is no single mortgagor that is the obligor on 5% of the initial balance of the Mortgage Pool.

If there are Mortgage Loans with loan-to-value ratios in excess of 100% in the Mortgage Pool or in a loan group within the Mortgage Pool, the Exemption will not cover the acquisition and holding of the related offered Subordinate Certificates.

Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA, the Code and Similar Law, the applicability of PTE 83-1 and the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the governing plan instruments and the applicable fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan’s investment portfolio.

Tax Structure:	For federal income tax purposes, one or more elections will be made to treat the Trust as one or more “real estate mortgage investment conduits” (each, a “REMIC”).

Banc of America Securities LLC	5

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Optional Termination Date:

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the initial aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date, the Depositor may, at its option, subject to certain conditions, purchase the Mortgage Loans, which would effect an early retirement of the Certificates.

If the Mortgage Loans are divided into multiple loan groups with more than one set of Subordinate Certificates, the Depositor may, at its option, subject to certain conditions, purchase the Mortgage Loans in one or some but not all of the loan groups, which would effect an early retirement of only the related Certificates.

The Pooling Agreement:	The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the “Pooling Agreement”) to be dated the Closing Date, among the Depositor, the Servicer and the Trustee.

The Mortgage Pool:

The “Mortgage Pool” will consist of fixed rate, conventional, fully-amortizing mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family properties. All of the Mortgage Loans were originated or acquired by Bank of America, National Association, which is an affiliate of the Depositor and Banc of America Securities LLC. In addition, certain of the Mortgage Loans were originated using underwriting standards that are different from, and in certain respects, less stringent than the general underwriting standards of Bank of America, National Association.

The Mortgage Pool may be divided into multiple loan groups.

The Mortgage Loans:	The Mortgage Loans consist of fixed rate, conventional, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 20 to 30 years. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time. If indicated in the Collateral Summary at the end of this Free Writing Prospectus, certain of the Mortgage Loans may be subject to prepayment premiums. Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. See the Collateral Summary at the end of this Free Writing Prospectus for more information about the Mortgage Loans.

Banc of America Securities LLC	6

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Yield Maintenance Agreements:

The Trustee on behalf of the Trust may enter into one or more yield maintenance agreements (the “Yield Maintenance Agreements”) with one or more counterparties (each, a “Counterparty”). With respect to each Yield Maintenance Agreement for any Distribution Date (other than the initial Distribution Date) if LIBOR, as calculated for the Interest Accrual Period related to such Distribution Date, exceeds a designated strike percentage, the Counterparty will be obligated to pay to the Trustee, for deposit into the related Reserve Fund, an amount equal to the product of (a) the amount by which (i) the lesser of LIBOR and a designated maximum percentage exceeds (ii) the designated strike percentage, (b) the related notional amount as set forth for such Distribution Date in the related Yield Maintenance Agreement and (c) one-twelfth.

Pursuant to the Pooling Agreement, the Trustee will establish a separate trust account (the “Reserve Fund”) for deposit of any payments that it may receive under a Yield Maintenance Agreement. Each Reserve Fund is part of the trust fund but will not be an asset of any REMIC.

Compensating Interest:

Pursuant to the Pooling Agreement, the aggregate Servicing Fee payable to the Servicer for any month will be reduced (but not below zero) by an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for such Distribution Date and (ii) one-twelfth of 0.25% of the aggregate Stated Principal Balance of the Mortgage Loans as of the due date in the month preceding the month of such Distribution Date (such amount, the “Compensating Interest”).

If a group of Subordinate Certificates supports multiple groups of Senior Certificates, Compensating Interest will be determined on an aggregate basis with respect to all related loan groups. If a group of Subordinate Certificates supports one group of Senior Certificates, Compensating Interest will be determined for the related loan group.

Advances:	Subject to the certain limitations, the Servicer will be required pursuant to the Pooling Agreement to advance (any such advance, an “Advance”) prior to each Distribution Date an amount equal to the aggregate of payments of principal and interest (net of the Servicing Fee) which were due on the related due date on the Mortgage Loans and which were delinquent on the related Determination Date. Advances made by the Servicer will be made from its own funds or funds available for future distribution. The obligation to make an Advance with respect to any Mortgage Loan will continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan.

Banc of America Securities LLC	7

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Interest Accrual:

Interest will accrue on the Certificates during each one-month period (i) ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a “Regular Interest Accrual Period”) or (ii) commencing on the 25th day of the month preceding the month in which each Distribution Date occurs and ending on the 24th day of the month in which each Distribution Date occurs (each, a “LIBOR Based Interest Accrual Period” or “No Delay Interest Accrual Period” and together with a Regular Interest Accrual Period, an “Interest Accrual Period”). The initial Regular Interest Accrual Period will be deemed to have commenced on January 1, 2006 and any initial LIBOR Based Interest Accrual Period or No Delay Interest Accrual Period will be deemed to have commenced on January 25, 2006.

On each Distribution Date, to the extent of the applicable Pool Distribution Amount or Amounts, each class of interest-bearing Certificates will be entitled to receive interest (as to each such class, the “Interest Distribution Amount”) with respect to the related Interest Accrual Period. The Interest Distribution Amount for any interest-bearing class of Certificates will be equal to the sum of (i) interest accrued during the related Interest Accrual Period at the applicable pass-through rate on the related Class Balance or notional amount and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Distribution Date exceeded the amount actually distributed in respect of interest on such prior Distribution Dates and not subsequently distributed.

The interest entitlement described in clause (i) of the Interest Distribution Amount for each class of interest-bearing Senior Certificates and each class of Subordinate Certificates will be reduced by the amount of Net Interest Shortfalls for the related Mortgage Loans for such Distribution Date.

Allocations of the interest portion of Realized Losses on the Mortgage Loans in a loan group first to the related Subordinate Certificates in reverse numerical order will result from the priority of distributions first to the related Senior Certificates and then to the classes of related Subordinate Certificates in numerical order of the applicable Pool Distribution Amount as described below under “Priority of Distributions.” After the date on which the aggregate Class Balance of the related Subordinate Certificates has been reduced to zero, the interest-bearing related Senior Certificates will bear the interest portion of any Realized Losses on such Mortgage Loans pro rata based on the interest entitlement described in clause (i) of the applicable Interest Distribution Amount.

Banc of America Securities LLC	8

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Distributions to the Subordinate Certificates:

On each Distribution Date, each class of Subordinate Certificates that is entitled to receive a principal distribution will receive its pro rata share (based on the Class Balances of all the Subordinate Certificates (or the Subordinate Certificates in the same group, if there is more than one group of Subordinate Certificates) that are entitled to receive a principal distribution) of the Subordinate Principal Distribution Amount(s), to the extent that the remaining Pool Distribution Amount(s) are sufficient therefor. With respect to each class of Subordinate Certificates, if on any Distribution Date the Fractional Interest is less than the Fractional Interest for that class on the Closing Date, no classes of Subordinate Certificates in the same group, if there is more than one group of Subordinate Certificates, junior to such class will be entitled to receive a principal distribution.

Distributions of principal on the Subordinate Certificates that are entitled to receive a principal distribution on a Distribution Date will be made sequentially to each class of Subordinate Certificates in the order of their numerical class designations until each such class has received its respective pro rata share for the Distribution Date. However, the Class PO Deferred Amounts will be paid to the ratio strip components or certificates from amounts otherwise payable as principal to the related Subordinate Certificates, beginning with the amounts otherwise distributable as principal to the class of related Subordinate Certificates with the highest numerical designation.

Shifting Interest Structure:	Additional credit enhancement is provided by the allocation of the applicable Non-PO Percentages of principal prepayments on the Mortgage Loans in the Mortgage Pool or a loan group in the Mortgage Pool to the related Senior Certificates for the first five years and the disproportionately greater allocation of prepayments to such Senior Certificates over the following four years. The disproportionate allocation of the applicable Non-PO Percentages of prepayments on the Mortgage Loans in the Mortgage Pool or a loan group in the Mortgage Pool will accelerate the amortization of those Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Senior Certificates should be maintained and may be increased during the first nine years.

Banc of America Securities LLC	9

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Allocation of Losses:

On each Distribution Date, the applicable PO Percentage of any Realized Loss on a Discount Mortgage Loan will be allocated to the ratio strip certificate or ratio strip component of the related group until its Class Balance or principal balance is reduced to zero. Such allocation will be effected on each Distribution Date by reducing the Class Balance of the ratio strip certificate or principal balance of the ratio strip component of the related group if and to the extent that such balance (after taking into account the amount of all distributions to be made on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such Distribution Date. The amount of any such Realized Loss allocated to a ratio strip certificate or ratio strip component of the related group will be treated as a “Class PO Deferred Amount.” To the extent funds are available on such Distribution Date or on any future Distribution Date from amounts that would otherwise be allocable to the related Subordinate Principal Distribution Amount or Amounts, the Class PO Deferred Amounts for the ratio strip certificate or ratio strip component of the related group will be paid on such ratio strip certificate or ratio strip component of the related group prior to distributions of principal on the related Subordinate Certificates. Payments of the Class PO Deferred Amounts will be made from the principal payable to the related Subordinate Certificates beginning with the principal payable to the class of Subordinate Certificates with the highest numerical class designation. Any distribution in respect of unpaid Class PO Deferred Amounts for a ratio strip certificate or ratio strip component of the related group will not further reduce the principal balance of such ratio strip certificate or ratio strip component of the related group. The Class PO Deferred Amounts will not bear interest. The Class Balance of the class of related Subordinate Certificates then outstanding with the highest numerical class designation will be reduced by the amount of any payments in respect of Class PO Deferred Amounts for the ratio strip certificate or ratio strip component of the related group. Any excess of these Class PO Deferred Amounts over the Class Balance of that class will be allocated to the next most subordinate class of related Subordinate Certificates to reduce its Class Balance and so on, as necessary.

On each Distribution Date, the applicable Non-PO Percentage of any Realized Loss will be allocated first to the related Subordinate Certificates in the reverse order of their numerical class designations (beginning with the class of related Subordinate Certificates then outstanding with the highest numerical class designation), in each case until the Class Balance of such class of Certificates has been reduced to zero, and then to the Senior Certificates or to the Senior Certificates of the related group, if there are multiple groups of Senior Certificates pro rata based on their respective Class Balances.

Banc of America Securities LLC	10

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Allocation of Losses (Continued):

Such allocation will be effected on each such Distribution Date by reducing the Class Balance of the class of related Subordinate Certificates then outstanding with the highest numerical class designation if and to the extent that the aggregate of the Class Balances of all classes of Senior Certificates or the Senior Certificates in a group (other than any ratio strip class or component) and the related Subordinate Certificates (after taking into account the amount of all distributions to be made on such Distribution Date) exceeds the Adjusted Pool Amount (Non-PO Portion) or sum of the Adjusted Pool Amounts (Non-PO Portion) for such Distribution Date.

After the date on which the aggregate Class Balance of the related Subordinate Certificates has been reduced to zero, on each Distribution Date, the aggregate of the Class Balances of all classes of Senior Certificates or all Senior Certificates of a group then outstanding will be reduced if and to the extent that such aggregate Class Balance (after taking into account the amount of all distributions to be made on such Distribution Date) exceeds the Adjusted Pool Amount (Non-PO Portion) for such Distribution Date. The amount of any such reduction will be allocated among the Senior Certificates or Senior Certificates of such group pro rata based on their respective Class Balances (or their initial Class Balances, if lower, in the case of a class of Accrual Certificates).

After the date on which the aggregate Class Balance of the related Subordinate Certificates has been reduced to zero, the Class Balance of any class of Super Senior Support Certificates will be reduced not only by the principal portion of Realized Losses allocated to such class as provided in the preceding paragraph, but also by the portion allocated to the related class or classes of Super Senior Certificates.

Banc of America Securities LLC	11

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Cross-Collateralization:

If one group of Subordinate Certificates support multiple groups of Senior Certificates, on each Distribution Date prior to the date on which the aggregate Class Balance of such Subordinate Certificates has been reduced to zero but on or after the date on which the Class Balances of the Senior Certificates of a group have been reduced to zero, amounts otherwise distributable as principal payments on such Subordinate Certificates will be paid as principal to the remaining classes of Senior Certificates of each group supported by such Subordinate Certificates together with the Senior Principal Distribution Amount(s) in accordance with the principal payment priorities provided that on such Distribution Date (a) the Aggregate Subordinate Percentage for such Distribution Date is less than twice the initial Aggregate Subordinate Percentage or (b) the average outstanding principal balance of the Mortgage Loans (including, for this purpose, any Mortgage Loan in foreclosure, any REO Property and any Mortgage Loan for which the mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more over the last six months as a percentage of the aggregate Class Balance of the Subordinate Certificates is greater than or equal to 50%. If the Senior Certificates of two or more groups remain outstanding, the distributions described above will be made to such Senior Certificates of such groups, pro rata, in proportion to the aggregate Class Balance of such Senior Certificates.

The “Aggregate Subordinate Percentage” for any Distribution Date will be the percentage equal to the aggregate Class Balance of the Subordinate Certificates divided by the related aggregate Pool Principal Balance (Non-PO Portion).

In addition, if on any Distribution Date, after giving effect to the preceding paragraph, the aggregate Class Balance of the Senior Certificates after giving effect to distributions to be made on such Distribution Date is greater than the Adjusted Pool Amount (Non-PO Portion) (any such group, the “Undercollateralized Group” and any such excess, the “Undercollateralized Amount”), all amounts otherwise distributable as principal on the Subordinate Certificates, in reverse order of their numerical designations, will be paid as principal to the Senior Certificates of the Undercollateralized Group together with the Senior Principal Distribution Amount(s) in accordance with the principal payment priorities until the aggregate Class Balance of the Senior Certificates of the Undercollateralized Group equals the Adjusted Pool Amount (Non-PO Portion). If two or more groups are Undercollateralized Groups, the distributions described above will be made, pro rata, in proportion to the amount by which the aggregate Class Balance of the Senior Certificates of each such group exceeds the related Pool Principal Balance (Non-PO Portion).

The amount of any unpaid interest shortfall amounts with respect to the Undercollateralized Group (including any interest shortfall amount for such Distribution Date) will be paid to the Undercollateralized Group, including the interest only component of such group, if any, prior to the payment of any Undercollateralized Amount from amounts otherwise distributable as principal on the Subordinate Certificates, in reverse order of their numerical designations.

Banc of America Securities LLC	12

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Adjusted Pool Amount:	The “Adjusted Pool Amount” of the Mortgage Pool or a loan group in the Mortgage Pool will equal the aggregate unpaid principal balance of the Mortgage Loans in the Mortgage Pool or a loan group in the Mortgage Pool as of the Cut-off Date minus the sum of (i) all amounts in respect of principal received in respect of such Mortgage Loans (including amounts received as Advances, principal prepayments and Liquidation Proceeds in respect of principal) and distributed on the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than debt service reductions) incurred on such Mortgage Loans from the Cut-off Date through the end of the month preceding the month in which such Distribution Date occurs.

Adjusted Pool Amount (PO Portion):	The “Adjusted Pool Amount (PO Portion)” of the Mortgage Pool or a loan group in the Mortgage Pool will equal the sum as to each Mortgage Loan in the Mortgage Pool or a loan group in the Mortgage Pool as of the Cut-off Date of the product of (A) the PO Percentage for such Mortgage Loan and (B) the principal balance of such Mortgage Loan as of the Cut-off Date less the sum of (i) all amounts in respect of principal received in respect of such Mortgage Loan (including amounts received as Advances, principal prepayments and Liquidation Proceeds in respect of principal) and distributed on the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of any Realized Loss (other than a debt service reduction) incurred on such Mortgage Loan from the Cut-off Date through the end of the month preceding the month in which such Distribution Date occurs.

Adjusted Pool Amount (Non-PO Portion):	The “Adjusted Pool Amount (Non-PO Portion)” of the Mortgage Pool or a loan group in the Mortgage Pool will equal the difference between the Adjusted Pool Amount of the Mortgage Pool or a loan group in the Mortgage Pool and the Adjusted Pool Amount (PO Portion) of the Mortgage Pool or a loan group in the Mortgage Pool.

Class Balance:	The “Class Balance” of a class of Certificates at any time will equal (a) its initial Class Balance less (i) all distributions of principal made to such class, and (ii) losses allocated to such class plus (b) in the case of a class of Accrual Certificates, any amounts added to such class balance as a result of the application of the accrual distribution amount.

Fractional Interest:	The “Fractional Interest” with respect to any Distribution Date and each class of Subordinate Certificates will equal (i) the aggregate of the Class Balances immediately prior to such Distribution Date of all classes of Subordinate Certificates in the same group that have higher numerical class designations than such class, divided by (ii) the aggregate Pool Principal Balance (Non-PO Portion) (if there is only one group of Subordinate Certificates) or the related Pool Principal Balance (Non-PO Portion) or sum of the related Pool Principal Balance (Non-PO Portion) (if there is more than one group of Subordinate Certificates).

Banc of America Securities LLC	13

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Net Interest Shortfall:	With respect to any Distribution Date, the “Net Interest Shortfall” is equal to the sum of (i) the shortfall in interest received with respect to any Mortgage Loan as a result of a Relief Act Reduction and (ii) any Non-Supported Interest Shortfalls. Net Interest Shortfalls on any Distribution Date will be allocated pro rata among all such classes of interest-bearing Senior Certificates or if there are Crossed Group, the interest-bearing Senior Certificates of the Crossed Groups and each class of related Subordinate Certificates, based on the amount of interest accrued on each such class of Certificates on such Distribution Date before taking into account any reduction in such amounts resulting from such Net Interest Shortfalls.

Net Mortgage Interest Rate:	The “Net Mortgage Interest Rate” of a Mortgage Loan is the excess of its mortgage interest rate over the sum of the servicing fee rate (which is 0.25%) and the trustee fee rate (which is 0.0065%).

Non-PO Percentage:	The “Non-PO Percentage” with respect to any Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool with a Net Mortgage Interest Rate as of the Cut-off Date less than [ ]% (each such Mortgage Loan, a “Discount Mortgage Loan”) will be equal to the Net Mortgage Interest Rate as of the Cut-off Date divided by [ ]%. The Non-PO Percentage with respect to any Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool with a Net Mortgage Interest Rate as of the Cut-off Date equal to or greater than [ ]% will be 100%. The “PO Percentage” for any Discount Mortgage Loan will be equal to 100% minus the Non-PO Percentage for such Mortgage Loan.

Banc of America Securities LLC	14

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Non-PO Principal Amount:

The “Non-PO Principal Amount” for any Distribution Date and the Mortgage Pool or any loan group in the Mortgage Pool will equal the sum of the applicable Non-PO Percentage of:

(a) all monthly payments of principal due on each Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool on the related due date;

(b) the principal portion of the purchase price (net of unreimbursed Advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement) of each Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool that was repurchased by the Depositor pursuant to the Pooling Agreement during the calendar month preceding the month of that Distribution Date;

(c) amounts received with respect to such Distribution Date as a substitution adjustment amount (net of unreimbursed Advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement) in connection with a Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool received during the calendar month preceding the month of that Distribution Date;

(d) any Liquidation Proceeds (net of unreimbursed expenses and unreimbursed Advances, if any) allocable to recoveries of principal of the Mortgage Loans in the Mortgage Pool or loan group in the Mortgage Pool that have not yet been liquidated received during the calendar month preceding the month of that Distribution Date;

(e) with respect to each Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool that was liquidated during the calendar month preceding the month of that Distribution Date, the amount of the Liquidation Proceeds (other than any profits retained by the Servicer in connection with the foreclosure and net of unreimbursed expenses and unreimbursed Advances, if any) allocable to principal received with respect to that Mortgage Loan; and

(f) all partial and full principal prepayments on the Mortgage Loans in the Mortgage Pool or loan group in the Mortgage Pool by mortgagors received during the calendar month preceding the month of that Distribution Date.

The amounts described in clauses (a) through (d) are referred to as “Scheduled Principal Payments.” The amounts described in clauses (e) and (f) are referred to as “Unscheduled Principal Payments.”

Banc of America Securities LLC	15

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Non-Supported Interest Shortfall:	With respect to any Distribution Date, the “Non-Supported Interest Shortfall” is the amount by which the aggregate of Prepayment Interest Shortfalls for the Mortgage Loans in the Mortgage Pool or the Mortgage Loans in any Crossed Loan Groups during the calendar month preceding the month of such Distribution Date exceeds the applicable Compensating Interest for such period.

Notional Amount:	The “Notional Amount” of any Interest Only Certificates (or any components of an Interest Only Certificates) will be equal to either (I) the product of (i) the aggregate of the Stated Principal Balances of the Mortgage Loans in the Mortgage Pool or loan group with Net Mortgage Interest Rates as of the Cut-off Date greater than or equal to [ ]% as of the due date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the these Mortgage Loans (based on the Stated Principal Balances of these Mortgage Loans as of the due date in the month preceding the month of such Distribution Date) minus [ ]% and (b) the denominator of which is equal to [ ]% or (II) a percentage or all of the Class Balance(s) of another class or classes.

Banc of America Securities LLC	16

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Pool Distribution Amount:

The “Pool Distribution Amount” with respect to any Distribution Date will be determined by reference to amounts received and expenses incurred in connection with the Mortgage Loans in the Mortgage Pool or any loan group in the Mortgage Pool and will be equal to the sum of:

(i) all scheduled installments of interest (net of the related Servicing Fee) and principal due on such Mortgage Loans on the due date in the month in which such Distribution Date occurs and received prior to the related Determination Date, together with any Advances in respect thereof and any Compensating Interest allocable to such Mortgage Loans;

(ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer’s normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in the Mortgage Pool or any loan group in the Mortgage Pool, by foreclosure or otherwise (collectively, “Liquidation Proceeds”), during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any);

(iii) all partial or full prepayments received on such Mortgage Loans during the calendar month preceding the month of such Distribution Date; and

(iv) amounts received with respect to such Distribution Date as a substitution adjustment amount or purchase price in respect of any deleted Mortgage Loan in the Mortgage Pool or any loan group in the Mortgage Pool or amounts received in connection with the optional termination of the Trust or a portion of the Trust as of such Distribution Date, reduced by amounts in reimbursement for Advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement.

Banc of America Securities LLC	17

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Pool Principal Balance:	The “Pool Principal Balance” for the Mortgage Pool or a loan group in the Mortgage Pool with respect to any Distribution Date equals the aggregate Stated Principal Balances of the Mortgage Loans in the Mortgage Pool or loan group in the Mortgage Pool outstanding on the due date in the month preceding the month of such Distribution Date.

Pool Principal Balance (Non-PO Portion):	The “Pool Principal Balance (Non-PO Portion)” for the Mortgage Pool or a loan group in the Mortgage Pool and any Distribution Date equals the sum of the product, for each Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool, of the Non-PO Percentage of such Mortgage Loan multiplied by its Stated Principal Balance on the due date in the month preceding the month of such Distribution Date.

Prepayment Interest Shortfall:	A “Prepayment Interest Shortfall” on a Mortgage Loan is equal to the difference between (x) 30 days’ interest at the mortgage interest rate (less the servicing fee rate) on the amount of the prepayment on such Mortgage Loan minus (y) the amount of interest actually paid by the related mortgagor on the amount of such prepayment during the preceding month.

Realized Loss:	In general, a “Realized Loss” means, (a) with respect to a Mortgage Loan that has been liquidated, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of proceeds from the liquidation applied to the principal balance of the related Mortgage Loan and (b) a losses due to the bankruptcy of the mortgagor.

Relief Act Reduction:	A “Relief Act Reduction” is a reduction in the amount of monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief Act or similar state legislation.

REO Property:	An “REO Property” is a Mortgaged Property that has been acquired by the Trust through foreclosure or grant of a deed in lieu of foreclosure.

Banc of America Securities LLC	18

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Senior Percentage:	The Senior Percentage for the Mortgage Pool or loan group in the Mortgage Pool will equal (i) the aggregate Class Balance of the related Senior Certificates immediately prior to such date, divided by (ii) the Pool Principal Balance (Non-PO Portion) for the Mortgage Pool or loan group in the Mortgage Pool for such date.

Senior Prepayment Percentage:	For the following Distribution Dates, will be as follows:

	Distribution Date	Senior Prepayment Percentage
	February 2006 through January 2011	100%;
	February 2011 through January 2012	the applicable Senior Percentage plus, 70% of the applicable Subordinate Percentage;
	February 2012 through January 2013	the applicable Senior Percentage plus, 60% of the applicable Subordinate Percentage;
	February 2013 through January 2014	the applicable Senior Percentage plus, 40% of the applicable Subordinate Percentage;
	February 2014 through January 2015	the applicable Senior Percentage plus, 20% of the applicable Subordinate Percentage;
	February 2015 and thereafter	the applicable Senior Percentage;

provided, however, that (A) if on any Distribution Date the percentage equal to (x) the aggregate Class Balances of the Senior Certificates of multiple groups with one set of Subordinate Certificates (such groups, “Crossed Groups”) divided by (y) the sum of the Pool Principal Balances (Non-PO Portion) for the loan groups relating to the Crossed Groups (such loan groups, the “Crossed Loan Groups” and such percentage, the “Crossed Group Total Senior Percentage”) exceeds such percentage as of the Closing Date, then the Senior Prepayment Percentages for the Crossed Loan Groups for such Distribution Date will equal 100% and (B) in the case of one group of Senior Certificates with its own set of Subordinate Certificates or if the Mortgage Pool is not divided into loan groups, if on any Distribution Date the Senior Percentage for the Mortgage Pool or the related loan group of the Mortgage Pool (the Mortgage Loans in the Mortgage Pool or such loan group, “Non-Crossed Mortgage Loans”) exceeds such percentage as of the Closing Date, then the Senior Prepayment Percentage(s) for the Mortgage Pool or such loan group for such Distribution Date will equal 100%.

Banc of America Securities LLC	19

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Senior Prepayment Percentage (Continued):	No decrease in the Senior Prepayment Percentages for the Crossed Loan Groups will occur if the following occurs as of any Distribution Date as to which any such decrease applied with respect to the Crossed Loan Group Mortgage Loans, and no decrease in the Senior Prepayment Percentage for the Non-Crossed Mortgage Loans will occur if the following occurs as of any Distribution Date as to which any such decrease applied with respect to the Non-Crossed Mortgage Loans: (i) the outstanding principal balance of all Mortgage Loans in the Crossed Loan Groups or all Non-Crossed Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property in such loan group or loan groups and any Mortgage Loan for which the mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six-month period), as a percentage of the aggregate Class Balance of the related Subordinate Certificates, is equal to or greater than 50%, or (ii) cumulative Realized Losses with respect to the Mortgage Loans in the Crossed Loan Groups or all Non-Crossed Mortgage Loans exceed the percentages of the aggregate balance of the related Subordinate Certificates as of the Closing Date (with respect to the related Subordinate Certificates, the “Original Subordinate Principal Balance”) indicated below:

	Distribution Date Occurring	% of Original Subordinate Principal Balance
	February 2011 through January 2012	30%
	February 2012 through January 2013	35%
	February 2013 through January 2014	40%
	February 2014 through January 2015	45%
	February 2015 and thereafter	50%

	The Subordinate Prepayment Percentage for the Mortgage Pool or loan group in the Mortgage Pool for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for the Mortgage Pool or such loan group in the Mortgage Pool for such date.

Banc of America Securities LLC	20

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Senior Principal Distribution Amount:	The “Senior Principal Distribution Amount” for the Mortgage Pool or loan group in the Mortgage Pool and any Distribution Date will equal the sum of (i) the Senior Percentage for the Mortgage Pool or loan group in the Mortgage Pool of the applicable Non-PO Percentage of Scheduled Principal Payments for such Distribution Date and (ii) the Senior Prepayment Percentage for the Mortgage Pool or loan group in the Mortgage Pool of the applicable Non-PO Percentage of Unscheduled Principal Payments for such Distribution Date subject to certain reductions due to losses.

Stated Principal Balance:	The “Stated Principal Balance” means, as to any Mortgage Loan and due date, the unpaid principal balance of such Mortgage Loan as of such due date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period), after giving effect to any previous partial principal prepayments and Liquidation Proceeds (net of unreimbursed expenses and unreimbursed Advances) allocable to principal received and to the payment of principal due on such due date and irrespective of any delinquency in payment by the related mortgagor and after giving effect to any deficient valuation by a court in connection with a bankruptcy .

Subordinate Percentage:	The Subordinate Percentage for the Mortgage Pool or loan group in the Mortgage Pool for any Distribution Date will equal 100% minus the Senior Percentage for such date.

Subordinate Prepayment Percentage:	The Subordinate Prepayment Percentage for the Mortgage Pool or loan group in the Mortgage Pool for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for the Mortgage Pool or such loan group in the Mortgage Pool for such date.

Subordinate Principal Distribution Amount:	The “Subordinate Principal Distribution Amount” for the Mortgage Pool or loan group in the Mortgage Pool for any Distribution Date will equal the sum of (i) the Subordinate Percentage for the Mortgage Pool or loan group in the Mortgage Pool of the applicable Non-PO Percentage of Scheduled Principal Payments for such Distribution Date and (ii) the Subordinate Prepayment Percentage for the Mortgage Pool or loan group in the Mortgage Pool of the applicable Non-PO Percentage of Unscheduled Principal Payments for such Distribution Date

Banc of America Securities LLC	21

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Credit Support

Subordinate Certificates provide credit support for Senior Certificates. If the Senior Certificates are divided into multiple groups, the Subordinate Certificates may or may not consist of multiple groups. If there are multiple groups of Subordinate Certificates, each group will support one or more groups of Senior Certificates. Additional credit enhancement is provided by the allocation of the applicable Non-PO Percentages of all principal prepayments on the applicable Mortgage Loans to the related Senior Certificates, subject to certain exceptions, for the first five years and the disproportionately greater allocation of prepayments to such Senior Certificates over the following four years. The disproportionate allocation of the applicable Non-PO Percentages of prepayments on the Mortgage Loans will accelerate the amortization of those Senior Certificates relative to the amortization of the related Subordinate Certificates. As a result, the credit support percentage for the Senior Certificates should be maintained and may be increased during the first nine years. The initial credit support percentage for the Senior Certificates (calculated by dividing the initial Class Balance of the related Subordinate Certificates by the related Pool Principal Balance) is expected to be 4.25% (+/- 25 basis points).

Priority of Distributions

Distributions will be made on each Distribution Date from the Pool Distribution Amount (if the Mortgage Pool is not divided into loan groups) or Amounts (if there are multiple loan groups, in which case the Senior Certificates and any components of a group will be paid from the related Pool Distribution Amount) in the following order of priority:

Banc of America Securities LLC	22

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

The Sponsor and Servicer:

Bank of America, National Association (“Bank of America”) will serve as the sponsor (the “Sponsor”) of the Certificates. Bank of America is an indirect wholly-owned subsidiary of Bank of America Corporation. Bank of America is engaged in a general consumer banking, commercial banking, and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services. Bank of America is a national banking association chartered by the Office of the Comptroller of the Currency (the “OCC”) and is subject to the regulation, supervision and examination of the OCC.

Bank of America and its affiliates have been active in the securitization market since inception. Bank of America has sponsored publicly offered securitization transactions since 1977. Bank of America and its affiliates have been involved with the origination of auto loans, student loans, home equity loans, credit card receivables, manufactured housing contracts, residential mortgage loans and commercial mortgage loans, as well as less traditional asset classes. Bank of America and its affiliates have also participated in a variety of collateralized loan obligation transactions, synthetic securitizations, and asset-backed commercial paper programs. Bank of America and its affiliates have served as sponsors, issuers, dealers, and servicers in a wide array of securitization transactions.

The Depositor’s securitization program principally is used to fund Bank of America’s consumer real estate business unit’s self-originated portfolio of fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. The Depositor’s securitization program may also include mortgage loans originated through correspondent arrangements. While Bank of America currently does not rely on securitization as a material funding source, the Depositor’s securitization program is a material funding source for Bank of America’s portfolio of consumer real estate mortgage loans similar to the Mortgage Loans.

Bank of America’s headquarters and its executive offices are located at 101 South Tryon Street, Charlotte, North Carolina 28255, and the telephone number is (704) 386-5478.

Banc of America Securities LLC	23

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Underwriting Guidelines of Bank of America:

Bank of America General Underwriting Standards

Origination Channels

Bank of America originates mortgage loans (i) directly to consumers; (ii) indirectly through brokers; and (iii) through other loan originators. Bank of America’s direct-to-consumer originations include mortgage loans made to:

•      customers applying for a mortgage at one of Bank of America’s banking center locations;

•      customers applying for a Bank of America mortgage via telephone;

•      customers applying for a mortgage utilizing Bank of America’s internet site; and

•      customers applying for a mortgage with one of Bank of America’s retail mortgage account executives, who obtain customers by networking with realtors and builders in their local markets.

Bank of America also originates loans indirectly through its wholesale channel where:

•      the initial application is processed by an independent mortgage broker approved to sell loans to Bank of America; or

•      applications are processed and the mortgage loan is originated by another entity and subsequently acquired by Bank of America after closing.

The real estate lending processes for one- to four-family mortgage loans in all origination channels follow standard procedures, designed to comply with applicable federal, state and local laws and regulations.

Banc of America Securities LLC	24

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Underwriting Guidelines of Bank of America (Continued):

The Application and Use of Credit Scoring

Regardless of the channel in which the loan was originated, a mortgage application is completed containing information that assists in evaluating the mortgagor’s credit standing, capacity to repay the loan and adequacy of the mortgaged property as collateral for the loan. During the application process, the applicant is required to authorize Bank of America to obtain a credit report that summarizes the applicant’s credit history with merchants and lenders and any record of bankruptcy or prior foreclosure. This credit information may be obtained from either a single credit repository or from up to three credit repositories. The credit bureau inquiry also includes a request for the applicant’s Credit Score. “Credit Scores” are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower’s creditworthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus, Experian (FICO), Equifax (Beacon) and TransUnion (Empirica). The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower’s probability of default. A Credit Score is based on a borrower’s historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 300 to approximately 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. If the credit bureaus cannot generate a Credit Score due to insufficient information about an applicant, Bank of America will consider proof of an applicant’s alternative credit history, such as a history of consistent rent and utility payments.

In addition to a Credit Score, Bank of America may obtain a Custom Mortgage Score. In order to generate a Custom Mortgage Score, the applicant must have at least one trade line on his or her credit report and also have a Credit Score. The “Custom Mortgage Score” was developed on a population of mortgage loans serviced by Bank of America and is designed to assess the likelihood that a mortgage loan will become 60 days or more delinquent within two years of application. The Custom Mortgage Score used by Bank of America will either have been developed by Bank of America individually or with the assistance of a third party. The Custom Mortgage Score requires a Credit Score and utilizes information obtained from one of the three major credit bureaus. The credit bureau used depends on the geographic location of the applicant’s residence at the time of application. Bank of America may evaluate a prospective borrower’s creditworthiness with either (i) a Credit Score, (ii) a Custom Mortgage Score or (iii) a combination of a Credit Score and a Custom Mortgage Score.

Banc of America Securities LLC	25

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Underwriting Guidelines of Bank of America (Continued):

Underwriting Evaluation by Automated

Underwriting Decision Engine or Manual Underwriter

Each mortgage loan underwritten to Bank of America’s general underwriting standards is underwritten in accordance with guidelines established in Bank of America’s Product and Policy Guides (the “Product Guides”). These underwriting standards applied by Bank of America in originating or acquiring mortgage loans are intended to evaluate the applicants’ repayment ability, credit standing, and the adequacy of the mortgage property as collateral for the mortgage loan. The underwriting standards as established in the Product Guides are continuously updated to reflect prevailing conditions in the residential market, new mortgage products, and the investment market for residential mortgage loans.

Each mortgage application is evaluated by either an automated underwriting decision engine and/or a human underwriter to determine the appropriate credit decision and documentation requirements for the loan transaction. The automated underwriting decision engine may be an engine developed by an outside company and updated by Bank of America risk management personnel to facilitate automated decisions on Bank of America loan transactions. Alternatively, it may be an external decision engine such as Fannie Mae’s Desktop Underwriter or Freddie Mac’s Loan Prospector decision engines. If the loan is not automatically approved or declined by the automated underwriting decision engine, it is directed to an underwriter who evaluates the application against a set of specific criteria. The underwriter may be an employee of the lender or may be an individual performing underwriting on a contract basis through a third party firm such as a mortgage insurance company.

Banc of America Securities LLC	26

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Underwriting Guidelines of Bank of America (Continued):	Either the automated underwriting decision engine or the underwriter evaluates the application information to the guidelines for the product type under which the applicant has applied. As part of the underwriting evaluation, the Loan-to-Value Ratio is calculated. The “Loan to Value Ratio” is the percentage equal to (i) the principal balance of the mortgage loan at origination divided by (ii) the lesser of (a) the appraised value of the related mortgaged property determined in an appraisal obtained at origination of the mortgage loan or an automated valuation model or tax assessed value (if permitted by the applicable product type) and (b) except for mortgage loans made for refinancing purposes, the sales price for the mortgaged property. In addition to evaluating the Loan-to-Value Ratio, the automated underwriting decision engine or human underwriter will also evaluate the applicant’s credit history and/or Credit Score and/or Custom Mortgage Score, the amount of the applicant’s debts (including proposed housing payment and related expenses such as property taxes and hazard insurance) to his or her gross monthly income, the intended occupancy of the subject property, the property type, and the purpose of the loan transaction to determine whether the mortgage loan generally meets the guidelines established for the program under which the applicant is applying. If there are multiple applicants on a loan transaction, Bank of America generally utilizes the Credit Score and/or Custom Mortgage Score associated with the highest wage-earner on the transaction as the representative score(s) for the transaction. The automated underwriting decision engine and/or the underwriter may utilize compensating factors to offset one or more features of the loan transaction that may not specifically comply with the product guidelines. Therefore, the application of the underwriting guidelines for a product type by either an underwriter or an automated decision engine does not imply that each specific standard was satisfied individually. A loan is considered to be underwritten in accordance with a given set of guidelines if, based on an overall qualitative evaluation, the loan is in substantial compliance with such underwriting guidelines.

Banc of America Securities LLC	27

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Underwriting Guidelines of Bank of America (Continued):

As part of the underwriting evaluation, the applicant’s “Debt to Income Ratio” is calculated as the amount of the monthly debt obligations (including the proposed new housing payment and related expenses such as property taxes and hazard insurance) to his or her gross monthly income. Bank of America’s Debt-to-Income Ratio guidelines are based on the loan instrument, loan term, Credit Score, Loan-to-Value Ratio, property type, and occupancy characteristics of the subject loan transaction. Bank of America permits ratios to exceed guidelines when the applicant has documented compensating factors for exceeding ratio guidelines such as documented excess funds in reserves after closing, a history of making a similar sized monthly debt payment on a timely basis, substantial residual income after monthly obligations are met, evidence that ratios will be reduced shortly after closing when a financed property under contract for sale is sold, or additional income has been verified for one or more applicants that is ineligible for consideration as qualifying income.

For certain mortgage loans, underwriting may be based on data obtained by third parties that are involved at various stages in the mortgage origination or acquisition process. This typically occurs under circumstances in which loans are subject to more than one approval process, as when correspondents, certain mortgage brokers or similar entities that have been approved by Bank of America to underwrite loans on its behalf, or independent contractors hired by these parties to perform underwriting services on Bank of America’s behalf, make initial determinations as to the consistency of loans with established underwriting guidelines. The underwriting of mortgage loans acquired from another lender generally relies on the representations from the originating lender that the mortgage loans were underwritten in accordance with agreed upon underwriting standards that are materially similar to Bank of America’s. In the event these standards differ materially from those set forth in this prospectus, the related prospectus supplement will describe the applicable standards. Generally, Bank of America conducts a post-purchase review of a sampling of all mortgage loans acquired from another lender to determine whether agreed upon requirements were met. In order to be eligible to sell mortgage loans under a delegated underwriting arrangement, the lender must meet certain requirements including, among other things, certain quality, operational and financial guidelines.

Certain of the mortgage loans may be purchased by Bank of America in negotiated transactions, and these negotiated transactions may be governed by contractual agreements. The contractual agreements may provide the commitment by Bank of America to accept the delivery of a certain dollar amount of mortgage loans over a specific period of time; this commitment may allow for the delivery of mortgage loans one at a time or in multiples as aggregated by the seller. Many of the contractual agreements allow the delegation of all underwriting functions to the seller, who will represent that the mortgage loans have been originated in accordance with underwriting standards agreed to by Bank of America.

Banc of America Securities LLC	28

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Underwriting Guidelines of Bank of America (Continued):

Loans with Secondary Financing

First lien purchase money mortgage loans may have secondary financing to the borrower contemporaneously with the origination of the first lien mortgage loan. First lien refinance transactions may have existing secondary financing with the applicant that is resubordinated to the new first lien transaction or may have new secondary financing originated simultaneously with the first lien mortgage. The secondary financing may or may not be provided by Bank of America. The Total Loan-to-Value Ratio and Combined Loan-to-Value Ratio are evaluated on each loan with subordinate financing. The “Total Loan-to-Value Ratio” is the principal balance of the first lien mortgage loan at origination plus any secondary financing that was drawn upon at that time divided by the value of the mortgaged property. The “Combined Loan-to-Value Ratio” is the principal balance of the first lien mortgage loan at origination plus the total amount of available secondary financing (including any unused amount on a home equity line of credit) divided by the value of the mortgaged property. A mortgage loan with secondary financing is evaluated to determine if the Total Loan-to-Value Ratio and Combined Loan-to-Value Ratio meet the requirements for the program under which the application is submitted or if the application contains compensating factors to warrant an exception to the applicable guidelines. Some applicants request a first lien mortgage loan with a Loan-to-Value Ratio of 80% with a simultaneously funded second lien transaction in order to avoid the cost of primary mortgage insurance associated with first lien mortgage loans with Loan-to-Value Ratios exceeding 80%.

Documentation

In assessing an applicant, Bank of America requires supporting documentation (or other verification) for all material data provided by the applicant, such as income and source of down payment, unless the applicant qualifies for one of the Accelerated Processing Programs discussed below.

Under Bank of America’s standard documentation process (the “Standard Documentation Process”) the following verifications are required: a salaried applicant’s income is verified by either having the applicant provide copies of the previous year’s federal withholding form (IRS W-2) and a current payroll earnings statement or by sending a verification of employment form to the applicant’s employer. A verification of employment form asks the employer to report the applicant’s length of employment with the employer, the current salary and an indication as to whether it is expected that the applicant will continue to be employed in the future. A self-employed applicant is required to provide copies of tax returns for the prior two years. Bank of America verifies down payment funds by (i) obtaining bank or other financial statements covering the most recent 60-day period confirming the existence of these funds, (ii) determining electronically that these funds are on deposit with Bank of America, (iii) obtaining documentation that these funds are to be obtained from a gift or sale of assets or (iv) asking the applicant’s financial institution to complete a verification of deposit form detailing asset information. Asset verifications are not required on refinance transactions.

Banc of America Securities LLC	29

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Underwriting Guidelines of Bank of America (Continued):

If the applicant lacks a traditional credit history, then the loan approval may be conditioned upon the documentation of an acceptable alternative credit history consisting of at least four references showing timely payment of utilities, insurance premiums or rent, or other alternative credit references in the prior twelve months. In order to qualify for Bank of America’s general underwriting standards, applicants must be willing to have the income and assets stated on their application verified. Applicants who have indicated that they do not wish to have their income and/or assets verified are directed to other Bank of America programs outlined in “—Bank of America Alternative Underwriting Standards” below. While the applicants under Bank of America’s general underwriting standards are willing to have income and asset information stated in the application verified, the level of verifications required (if any) are based on the applicant’s credit profile, requested loan terms, and whether the applicant has an existing loan serviced by Bank of America that is being refinanced with the new loan transaction. Bank of America matches documentation requirements on mortgage loans to the overall risk parameters of the loan file under various “Accelerated Processing Programs” such as: (i) Rapid; (ii) Paper Saver (also known as Threshold); (iii) Stated Income, Stated Asset; (iv) All-Ready Home; or (v) Mortgage Rewards programs.

Under Bank of America’s “Rapid” documentation program, only the most recent pay stub (if salaried) or first two pages of the most recent tax return (if self-employed) of an applicant is required for income verification and only the most recent bank statement of an applicant is required for asset verification on purchase transactions if the applicant meets the Total Loan-to-Value Ratio and Credit Score requirements for that program.

Under Bank of America’s “Paper Saver” documentation program, income and asset verifications are not requested from applicants if they meet the Total Loan-to-Value Ratio, Credit Score, Custom Mortgage Score and other eligibility requirements for the program. Although the Paper Saver program permits applicants to simply state their income and assets without verification, self-employed applicants are required to sign an IRS form 4506 permitting income verification from tax return data if the file is selected as part of Bank of America’s quality assurance audit.

Under Bank of America’s “Stated Income, Stated Asset” documentation program, which is only available through the wholesale channel, income or asset verifications are not requested from applicants if they meet the Total Loan-to-Value Ratio, Credit Score and other eligibility requirements for the program. Although the Stated Income, Stated Asset program permits applicants to simply state their income and assets without verification, all applicants are required to sign an IRS form 4506 permitting income verification from tax return data if the file is selected as part of Bank of America’s quality assurance audit.

Banc of America Securities LLC	30

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Underwriting Guidelines of Bank of America (Continued):

Bank of America may originate new mortgage loans under its “All Ready Home” mortgage refinance program or its “Mortgage Rewards” refinance program. Under each of these programs, Bank of America will pay certain closing costs normally paid by the customer. The difference between the two programs is that Bank of America pays virtually all of the closing costs in the Mortgage Rewards program, but only a portion of closing costs for the All-Ready Home program. Under these programs, a borrower whose current mortgage loan is serviced by Bank of America does not need to provide income or asset verification documentation if the current mortgage loan has had no 30 day or more delinquent payments in the previous twelve months. Because these programs involve the refinancing of mortgage loans that Bank of America originally underwrote, Bank of America will not apply any significant borrower credit or property underwriting standards. Mortgage Loans initially included in the Trust Estate for a particular series may have been the subject of a refinancing described above. To the extent a borrower becomes eligible for the All-Ready Home or Mortgage Rewards program after his or her Mortgage Loan has been included in a particular Trust Estate, his or her Mortgage Loan could be more easily refinanced, resulting in a prepayment of the Mortgage Loan.

Collateral Valuation

Bank of America conducts a valuation of the mortgaged property as collateral for each mortgage loan. This collateral valuation may be determined by (i) an interior inspection appraisal, (ii) a tax assessed value, (iii) a desktop appraisal, (iv) a drive-by appraisal, (v) an automated valuation model, or (vi) reference to the collateral valuation obtained in connection with the origination of the previous loan if the loan is a refinance of a mortgage loan that was previously serviced by Bank of America. An interior inspection appraisal is an appraisal report based on an interior inspection of the subject property. A tax assessed value is a factor applied to the tax value recorded for the subject property that reflects the general relationship between the assessed value and the market value of the property. These factors are established for each county by a third party vendor. A tax assessed value also does not entail any physical inspection of the subject property. A desktop appraisal is a report completed by a certified/licensed appraiser utilizing a sales comparison analysis from a local multiple listing service without conducting a physical inspection of the property. A drive-by appraisal report is a limited, summary appraisal report based on an exterior inspection of the property and comparable sales by a certified/licensed appraiser. An automated valuation model is an electronically generated valuation that utilizes real estate information such as property characteristics, market demographics, sales price data, and regional trends to calculate a value for a specific property. Bank of America utilizes the automated valuation models of several vendors. An automated valuation model does not entail any physical inspection of the subject property. In addition, no updated appraisal valuation may be performed if the loan is a refinance of a loan that was previously serviced by Bank of America and the valuation from the time of origination of the loan being refinanced reflects adequate value for the mortgaged property.

Banc of America Securities LLC	31

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Underwriting Guidelines of Bank of America (Continued):

In certain instances, the interior, desktop or drive-by appraisal reports may be conducted by an employee of Bank of America or an affiliate. The appraisal report, however, may be performed by an independent appraiser contracted by Bank of America or an affiliate of Bank of America on direct channel originations. Appraisal reports on indirect channel originations are generally performed by an appraiser selected by the originating lender but indirect channel appraisers cannot be performed by appraisers that have been deemed to be ineligible to perform appraisals by Bank of America.

Appraisers may note on their appraisal any environmental hazard the appraiser becomes aware of while appraising the property. EPA Lead Paint requirements for notice and an inspection period are standard for properties built before 1978. Properties containing other hazards may be eligible for financing if the appraiser can value the property showing the impact of the hazard, and the borrower executes a “hold harmless” letter to the lender. Environmental hazards are not noted on collateral valuations where no physical inspection of the property takes place, such as on loans where the collateral valuation is conducted by an automated valuation model or tax assessed value. Appraisers only note environmental hazards on a desktop appraisal if they generally are known in the area.

Certain states have “anti-deficiency” laws which, in general, require lenders providing credit on one to four family properties to look solely to the property for repayment in the event of foreclosure. The underwriting guidelines in all states (including anti deficiency states) require that the value of the property being financed, as indicated by the collateral valuation, currently supports and is anticipated to support in the future the outstanding loan balance and provides sufficient value to mitigate the effects of adverse shifts in real estate values, although there can be no assurance that the value will support the outstanding loan balance in the future.

Flood Determinations and Hazard Insurance

Each mortgage loan is evaluated to determine if the subject property is located in a federal flood zone. If the property is located in a flood zone, then flood insurance is required on the loan transaction with an amount of coverage that meets or exceeds federal law requirements. Generally, evidence of acceptable hazard insurance coverage on the subject property is a requirement for loan approval. This documentation, however, is not required if the mortgage loan is a refinance of an existing Bank of America serviced loan transaction and hazard insurance was documented for the previous loan transaction or the mortgage loan is originated under a program that does not require the review of evidence of hazard insurance.

Banc of America Securities LLC	32

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Underwriting Guidelines of Bank of America (Continued):

Mortgage Insurance and Title

Mortgage loans originated with Loan-to-Value Ratios in excess of 80% may be covered by primary mortgage insurance. Except as noted below in connection with certain refinance transactions, mortgage loans will generally be covered by an appropriate standard form American Land Title Association (“ALTA”) title insurance policy, or a substantially similar policy or form of insurance acceptable to Fannie Mae or Freddie Mac, or if the related mortgaged property is located in a jurisdiction where these policies are generally not available, an opinion of counsel of the type customarily rendered in these jurisdiction in lieu of title insurance will be obtained instead. If required, the title insurance policy may include environmental protection lien endorsement coverage (ALTA Form 8.1 or its equivalent) excepting only Superliens which may arise after the loan is made.

Mortgage loans on refinance transactions generally do not contain title insurance policies. Title searches are often performed on these refinance transactions in lieu of obtaining a title insurance policy. A title search is a limited search of a specified parcel of land summarizing information concerning current owner(s) and all judgments, mortgages, and tax obligations filed.

Borrowers Protection Plan®

Bank of America’s Borrowers Protection Plan® (“BPP”) is a debt-cancellation contract between the borrower and Bank of America. This optional plan can cancel a borrower’s monthly principal and interest payment for up to a total of twelve months if the borrower loses his or her job or becomes disabled. Additionally, the outstanding principal balance of a mortgage loan with BPP will be cancelled if the borrower dies as a result of an accident. While Bank of America will cancel payment of the principal, interest and BPP fees, the borrower will still be responsible for the payment of taxes and insurance. Bank of America will be obligated to pay to the applicable Trust any amounts cancelled due to BPP on a Mortgage Loan.

The following three protection options are available in a BPP contract: (i) disability, involuntary unemployment and accidental death; (ii) involuntary unemployment and accidental death or (iii) disability and accidental death.

The benefit period ranges from six to twelve months. A borrower may elect single (i.e., one borrower who is named in the mortgage note) or joint coverage (i.e., any two of the borrowers named in the mortgage note).

BPP is only available on certain first-lien fixed-rate and adjustable-rate mortgage loan products and programs. The term of protection is the lesser of the loan term and ten years. Upon expiration, BPP is discontinued and the monthly BPP fee is no longer assessed. If the borrower has an active BPP claim prior to the expiration date, however, loan protection can extend beyond the expiration date. BPP is optional and the borrower’s choice regarding BPP is not considered when evaluating the loan request. The borrower must select the BPP plan prior to loan closing.

Banc of America Securities LLC	33

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Underwriting Guidelines of Bank of America (Continued):

Bank of America Alternative Underwriting Standards

In addition to the general underwriting standards described above under “—Bank of America General Underwriting Standards,” Bank of America provides for certain alternative underwriting programs for qualified borrowers, some of which enable the applicant to request reductions in the verification documentation required for the mortgage loan.

Bank of America’s “Stated Income Program” provides applicants the ability to request that income stated on the loan application not be verified. The Debt to Income Ratio calculation used by the underwriter to evaluate the applicant’s capacity for the loan is based on income the applicant discloses on the application. Under the Stated Income Program, applicants who have steady employment and complex sources of income or rapidly expanding incomes may be eligible. The Stated Income Program is designed to meet the needs of applicants with a traditional credit history who meet the minimum Credit Score requirement of the program. A verbal verification of employment confirming the applicant’s date of employment, job status and title is required. While income information is not provided, the applicant must continue to provide documentation of assets used for down payment, closing costs, and reserves on purchase transactions.

Bank of America’s “No Ratio Loan Program” provides applicants with a minimum Credit Score and a sufficient asset base the ability to obtain mortgage loans with no income verification or Debt to Income Ratio calculation. Under this program, the applicant does not state his or her income at the time of loan application. The applicant must evidence a propensity and capacity to save and to maintain stable employment, defined as a minimum of two years in the same line of work. A verbal verification of employment information provided in the application, without reference to income, takes place under this program. While income information is not provided, the applicant must continue to provide documentation of his or her assets used for down payment, closing costs, and reserves on purchase transactions.

Bank of America’s “100% LTV Program” provides applicants the ability to obtain a mortgage loan with no down payment. The 100% LTV Program is only available if the primary borrower has a minimum Credit Score. The 100% LTV Program also permits Loan to Value Ratios of up to 103% (including closing costs and prepaid items in an amount up to 3% of the value of the mortgaged property). Under this program, Bank of America uses the Standard Documentation Process.

Banc of America Securities LLC	34

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Preliminary Summary of Terms

Underwriting Guidelines of Bank of America. (Continued):

Bank of America’s “97% LTV Program” provides applicants with the opportunity to obtain low down payment mortgage loans. This program allows an applicant to obtain financing for a mortgage loan by requiring only a 3% cash down payment from the applicant’s own funds. The 97% LTV Program is only available if the primary borrower has a minimum Credit Score. The 97% LTV Program is a fully amortizing 30-year fixed-rate mortgage that is available on owner-occupied principal residences only. This program is available on purchase and rate or term refinance transactions. Under this program, Bank of America uses the Standard Documentation Process.

Bank of America’s “Condominium Hotel Loan Program” provides applicants the ability to purchase a unit in a Condominium Hotel. The Condominium Hotel Loan Program offers a fully amortizing 15-year or 30-year fixed-rate mortgage loan that is available on a primary residence or second home. The Condominium Hotel Loan Program is only available if the primary borrower has a minimum Credit Score. Condominium Hotel Mortgage Loans are available on purchase and rate or term refinance transactions. Under this program, Bank of America uses the Standard Documentation Process.

Bank of America’s “Non-Resident Alien Loan Program” provides financing to non-resident aliens to purchase or refinance second home properties within the United States. Applicants without a United States credit history must document an acceptable credit history within their primary country of origin.

Bank of America’s “80/20 Program” provides applicants with an 80% Loan-to-Value Ratio first lien mortgage that is funded simultaneously with a 20% Loan-to-Value Ratio second lien mortgage so that the Total Loan-to-Value Ratio is 100%. By structuring loans in such a manner, the applicant is able to avoid the cost of primary mortgage insurance on the transaction. The 80/20 Program is only available if the primary borrower has a minimum Credit Score. Bank of America may originate both the first and second lien transactions under an 80/20 transaction or the second lien may be originated by another lender.

Banc of America Securities LLC	35

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Risk Factors

Subordination of any Super Senior Support and Subordinate Certificates Increases Risk of Loss:

Subordinate certificateholders are more likely to suffer losses as a result of losses or delinquencies on the related Mortgage Loans than are Senior certificateholders.

•      The rights of each class of Subordinate Certificates to receive distributions of interest and principal are subordinated to the rights of the related Senior Certificates and each class of related Subordinate Certificates with a lower numerical designation.

•      Losses that are realized on the Mortgage Loans will be allocated first to the class of related Subordinate Certificates with the highest numerical designation then to the class of related Subordinate Certificates with the next highest numerical designation and so on, in reverse numerical order of the class designation, until the outstanding Class Balances of such classes have been reduced to zero.

Any Super Senior Support certificateholders should consider the risk that after the related Subordinate Certificates are no longer outstanding, the principal portion of losses realized on the applicable Mortgage Loans that are allocated to a class of Super Senior Certificates will be borne by the related class of Super Senior Support Certificates, rather than such class of Super Senior Certificates.

The Rate of Principal Payments on the Mortgage Loans Will Affect the Yield on the Offered Certificates:	Because principal payments on the Mortgage Loans will be distributed currently on the related Senior Certificates and the related Subordinate Certificates, the rate of distributions of principal and the yield to maturity on your Certificates will be directly related to (i) the rate and timing of payments of principal on the applicable Mortgage Loans and (ii) the amount and timing of defaults by borrowers that result in losses on the applicable Mortgage Loans. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time. The principal payments on the Mortgage Loans may be in the form of scheduled principal payments or principal prepayments (for this purpose, the term “principal prepayment” includes prepayments and any other recovery of principal in advance of the scheduled due date, including repurchases and liquidations due to default, casualty, condemnation and the like). Any of these prepayments will result in distributions to you of amounts that would otherwise be distributed over the remaining term of the Mortgage Loans.

Banc of America Securities LLC	36

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Risk Factors

The Rate of Principal Payments on the Mortgage Loans Will Affect the Yield on the Offered Certificates (Continued):

The rate of principal payments on the Mortgage Loans will be affected by the following:

•      the amortization schedules of the Mortgage Loans;

•      the rate of partial prepayments and full prepayments by borrowers due to refinancing, job transfer, changes in property values or other factors;

•      liquidations of the properties that secure defaulted Mortgage Loans;

•      repurchases of Mortgage Loans by the Depositor as a result of defective documentation or breaches of representations or warranties;

•      the exercise of due-on-sale clauses by the Servicer in connection with transfers of mortgaged properties;

•      the optional repurchase of all the Mortgage Loans by the Depositor to effect a termination of the Trust or certain of the Mortgage Loans in the Trust when the aggregate Stated Principal Balance of the related Mortgage Loans is less than 10% of the aggregate unpaid principal balance of such Mortgage Loans as of the cut-off date; and

•      general and targeted solicitations for refinancing by mortgage originators (including the Sponsor).

The rate of principal payments on the Mortgage Loans will depend greatly on the level of mortgage interest rates:

•      If prevailing interest rates for similar mortgage loans fall below the interest rates on the Mortgage Loans in the Trust, the rate of prepayment is likely to increase.

•      Conversely, if prevailing interest rates for similar mortgage loans rise above the interest rates on the Mortgage Loans in the Trust, the rate of prepayment is likely to decrease.

Banc of America Securities LLC	37

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Risk Factors

The Rate of Principal Payments on the Mortgage Loans Will Affect the Yield on the Offered Certificates (Continued):

If you are purchasing any Offered Certificates at a discount, and specifically if you are purchasing principal only certificates, you should consider the risk that if principal payments on the applicable Mortgage Loans, or in the case of any ratio strip certificates, some or all of the Discount Mortgage Loans, occur at a rate slower than you expected, your yield will be lower than you expected. If you are purchasing any Offered Certificates at a premium, and specifically if you are purchasing interest only certificates, you should consider the risk that if principal payments on the applicable mortgage loans or, in the case of interest only certificates whose notional amount is based on some or all of the Premium Mortgage Loans, such Premium Mortgage Loans, occur at a rate faster than you expected, your yield may be lower than you expected. You must make your own decisions as to the appropriate prepayment assumptions to be used when purchasing any Offered Certificates. The applicable Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments (excluding for this purpose, partial liquidations due to default, casualty, condemnation and the like) initially will be distributed to the classes of related Senior Certificates then entitled to receive principal prepayment distributions. This may result in all (or a disproportionate percentage) of those principal prepayments being distributed to such Senior Certificates and none (or less than their pro rata share) of such principal prepayments being distributed to holders of the related Subordinate Certificates during the periods of time described in the applicable definition of “Senior Prepayment Percentage.”

The timing of changes in the rate of prepayments may significantly affect the actual yield to you, even if the average rate of principal prepayments is consistent with your expectations. In general, the earlier the payment of principal of the related Mortgage Loans, the greater the effect on your yield to maturity. As a result, the effect on your yield of principal prepayments occurring at a rate higher (or lower) than the rate you anticipate during the period immediately following the issuance of the certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments.

Any Yield Maintenance Agreement is Subject to Counterparty Risk:	The Trustee on behalf of the Trust may enter into one or more Yield Maintenance Agreements with one or more counterparties, for the benefit of certain Classes of Certificates. Each Yield Maintenance Agreement will require the applicable counterparty to make certain payments in certain circumstances. To the extent that payments on such Certificates depend in part on payments to be received by the Trustee under the related Yield Maintenance Agreement, the ability of the Trustee to make such payments on such Certificates will be subject to the credit risk of the applicable counterparty.

Banc of America Securities LLC	38

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Risk Factors

Delinquencies and Losses on the Mortgage Loans Will Adversely Affect Your Yield:

Delinquencies on the mortgage loans which are not advanced by or on behalf of the Servicer (because the Servicer has determined that these amounts, if advanced, would be nonrecoverable), will adversely affect the yield on the related Senior Certificates and the related Subordinate Certificates. The Servicer will determine that a proposed advance is nonrecoverable when, in the good faith exercise of its servicing judgment, it believes the proposed advance would not be ultimately recoverable from the related mortgagor, related liquidation proceeds, or other recoveries in respect of the Mortgage Loan. Because of the priority of distributions, shortfalls resulting from delinquencies that are not covered by advances will be borne first by the related Subordinate Certificates (in reverse numerical order), and then by the related Senior Certificates.

Net interest shortfalls will adversely affect the yields on the Offered Certificates. In addition, losses generally will be borne by the related Subordinate Certificates. As a result, the yields on the Offered Certificates will depend on the rate and timing of realized losses on the related Mortgage Loans.

Credits Scores May Not Accurately Predict the Likelihood of Default:	The Sponsor generally uses Credit Scores as part of its underwriting process. The attached collateral summary shows credit scores for the mortgagors obtained at the time of origination of their mortgage loans. A credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of most mortgage loans. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, credit scores do not address particular mortgage loan characteristics that influence the probability of repayment by the borrower. Neither the Depositor nor the Sponsor makes any representations any mortgage loan or that a particular credit score should be relied upon as a basis for an expectation that a borrower will repay its mortgage loan according to its terms.

Geographic Concentration May Increase Risk of Loss Due to Adverse Economic Conditions or Natural Disasters:	At various times, certain geographic regions will experience weaker economic conditions and housing markets and, consequently, will experience higher rates of delinquency and loss on mortgage loans generally. In addition, certain states have experienced natural disasters, including earthquakes, fires, floods and hurricanes, which may adversely affect property values. Although mortgaged properties located in certain identified flood zones will be required to be covered, to the maximum extent available, by flood insurance, no mortgaged properties will otherwise be required to be insured against earthquake damage or any other loss not covered by standard hazard insurance policies. Any concentration of mortgaged properties in a state or region may present unique risk considerations. See the tables entitled “Geographic Distribution of Mortgaged Properties of the Mortgage Loans” in the attached collateral summary for a listing of the locations and concentrations of the mortgaged properties.

Banc of America Securities LLC	39

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Risk Factors

Geographic Concentration May Increase Risk of Loss Due to Adverse Economic Conditions or Natural Disasters (Continued):	Any deterioration in housing prices in a state or region due to adverse economic conditions, natural disaster or other factors, and any deterioration of economic conditions in a state or region that adversely affects the ability of borrowers to make payments on the mortgage loans, may result in losses on the Mortgage Loans. Any losses may adversely affect the yield to maturity of the related Offered Certificates.

Residential Real Estate Values May Fluctuate and Adversely Affect Your Investment:

There can be no assurance that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. The value of any mortgaged property generally will change over time from its value on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the loan-to-value ratios shown in the table in the accompanying collateral annex might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur on the Mortgage Loans. If the residential real estate market should experience an overall decline in property values large enough to cause the outstanding balances of the Mortgage Loans and any secondary financing on the related mortgaged properties to equal or exceed the value of the mortgaged properties, delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry or in the Sponsor’s prior securitizations involving the Depositor.

In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the mortgagors’ timely payment of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the mortgage pool. These other factors could include excessive building resulting in an oversupply of housing in a particular area or a decrease in employment reducing the demand for housing in an area. To the extent that credit enhancements do not cover such losses, your yield may be adversely impacted.

Banc of America Securities LLC	40

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Risk Factors

United States Military Operations May Increase Risk of Relief Act Shortfalls:	As a result of military operations in Afghanistan and Iraq, the United States has placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status may remain at high levels for an extended time. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who is called to active duty, is a mortgagor of a mortgage loan in the trust, the interest rate limitation of the Servicemembers Civil Relief Act, and any comparable state law, will apply. This may result in interest shortfalls on the Mortgage Loans in the trust, which will be borne by all classes of interest bearing Certificates and components. Neither the Sponsor nor the Depositor has taken any action to determine whether any of the Mortgage Loans would be affected by these interest rate limitations.

The Certificates May Not Receive Amounts Expected from any Yield Maintenance Agreements:	Any “Yield Maintenance Amount” for any Distribution Date is based on the related notional amount, which decreases for each Distribution Date during the life of the related Yield Maintenance Agreement. The notional amounts specified in the related Yield Maintenance Agreement for each Distribution Date were derived by using an assumed prepayment rate. The actual rates of prepayment on the applicable Mortgage Loans are likely to differ from the rates assumed. If prepayments on the applicable Mortgage Loans occur at a rate slower than the rates used in determining the notional amounts specified in the related Yield Maintenance Agreement, the Class Balance(s) of the applicable Certificates will be greater than the related notional amount for a Distribution Date. For any Distribution Date on which the notional amount is lower than the actual Class Balance(s) of the related Certificates, the Yield Maintenance Amount will be greater than the payment the Counterparty is required to make under the applicable Yield Maintenance Agreement for such Distribution Date and therefore, a holder of the related Certificate may not receive its full Yield Maintenance Amount for such Distribution Date. However, to the extent that a holder of a class of related Certificates does not receive the full Yield Maintenance Amount for a Distribution Date, such shortfall may be paid to the related class of Certificates from amounts in the related Reserve Fund on future Distribution Dates, to the extent funds are available therefore.

Banc of America Securities LLC	41

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Risk Factors

There is a Risk that Interest Payments on the Mortgage Loans May Be Insufficient to Pay Interest on Your Certificates:	When a Mortgage Loan is prepaid in full, the mortgagor is charged interest only up to the date on which payment is made, rather than for an entire month. When a mortgagor makes a partial principal prepayment on a Mortgage Loan, the mortgagor is not charged interest on the prepayment for the month in which the principal prepayment was received. This may result in a shortfall in interest collections available for payment on the next Distribution Date. The Servicer is required to cover a portion of the shortfall in interest collections that are attributable to prepayments in full and partial prepayments on the Mortgage Loans, but in each case only up to the amount of Compensating Interest related to such Mortgage Loans for such Distribution Date. To the extent these shortfalls are not covered by the amount of related Compensating Interest, they will be allocated pro rata to the related classes of interest-bearing Certificates and any related components.

Certificates May Not Be Appropriate for Individual Investors:

If you are an individual investor who does not have sufficient resources or expertise to evaluate the particular characteristics of a class of Offered Certificates, the Offered Certificates may not be an appropriate investment for you. This may be the case because, among other things:

•      if you purchase your Certificates at a price other than par, your yield to maturity will be sensitive to the uncertain rate and timing of principal prepayments on the applicable Mortgage Loans;

•      the rate of principal distributions on, and the weighted average lives of, the Offered Certificates will be sensitive to the uncertain rate and timing of principal prepayments on the applicable Mortgage Loans and the priority of principal distributions among the classes of Certificates, and as such, the Offered Certificates and, in particular, any class of special retail certificates, may be inappropriate investments for you if you require a distribution of a particular amount of principal on a specific date or an otherwise predictable stream of distributions;

•      you may not be able to reinvest amounts distributed in respect of principal on your Certificates (which distributions, in general, are expected to be greater during periods of relatively low interest rates) at a rate at least as high as the applicable pass-through rate or your expected yield;

•      a secondary market for the Offered Certificates may not develop or provide you with liquidity of investment; and

•      you must pay tax on any interest or original issue discount in the year it accrues, even if the cash is paid to you in a different year.

Banc of America Securities LLC	42

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Risk Factors

Limited Source of Payments — No Recourse to Depositor, Seller, Servicer or Trustee:

Proceeds of the Mortgage Loans (and any insurance policy with respect to a class of insured special retail certificates) will be the sole source of payments on the Certificates. The Certificates do not represent an interest in or obligation of the Depositor, the Servicer, the Sponsor, the Trustee or any of their affiliates. There are, however, limited obligations of the Depositor with respect to certain breaches of representations and warranties, and limited obligations of the Servicer with respect to its servicing obligations.

Neither the Certificates nor the Mortgage Loans will be guaranteed by or insured by any governmental agency or instrumentality, the Depositor, the Sponsor, the Servicer, the Trustee or any of their affiliates. Consequently, if payments on the Mortgage Loans are insufficient or otherwise unavailable to make all payments required on the Certificates, there will be no recourse to the Depositor, the Sponsor, the Servicer, the Trustee or any of their affiliates.

Limited Liquidity:

The Underwriter intends to make a market for purchase and sale of the Offered Certificates after their initial issuance, but the Underwriter has no obligation to do so. There is no assurance that such a secondary market will develop or, if it does develop, that it will provide you with liquidity of investment or that it will continue for the life of the Offered Certificates. As a result, you may not be able to sell your Certificates or you may not be able to sell your Certificates at a high enough price to produce your desired return on investment.

The secondary market for mortgage-backed securities has experienced periods of illiquidity and can be expected to do so in the future. Illiquidity means that there may not be any purchasers for your class of Certificates. Although any class of Certificates may experience illiquidity, it is more likely that classes of Certificates that are more sensitive to prepayment, credit or interest rate risk (such as the Interest Only, Super Senior Support, Companion, Inverse Floating Rate, Principal Only, or Subordinated Certificates) will experience illiquidity.

Alternative Underwriting Standards May Increase Risk of Loss:	Certain of the Mortgage Loans may have been originated using the Sponsor’s “Alternative A” underwriting guidelines. See “Underwriting Guidelines of Bank of America—Bank of America Alternative Underwriting Standards” above. These underwriting guidelines are different from and, in certain respects, less stringent than the general underwriting guidelines employed by the sponsor. For example, certain of the mortgage loans may have been originated with less than standard documentation or with higher maximum loan-to-value ratios. Accordingly, the mortgage loans may experience rates of delinquencies, defaults, foreclosure, bankruptcy and loss that are higher than those experienced by mortgage loans underwritten using the Sponsor’s general underwriting standards.

Banc of America Securities LLC	43

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Risk Factors

The Rate of Default on Mortgage Loans that Are Secured by Investor Properties May be Higher than on Other Mortgage Loans:	Certain of the Mortgage Loans may be secured by investor properties. An investor property is a property which, at the time of origination, the mortgagor represented would not be used as the mortgagor’s primary residence or second home. Because the mortgagor is not living on the property, the mortgagor may be more likely to default on the mortgage loan than on a comparable mortgage loan secured by a primary residence, or to a lesser extent, a second home. In addition, income expected to be generated from an investor property may have been considered for underwriting purposes in addition to the income of the mortgagor from other sources. Should this income not materialize, it is possible the mortgagor would not have sufficient resources to make payments on the mortgage loan.

There Are Risks Relating to Mortgaged Properties Subject to Second Lien Mortgage Loans:	At the time of origination of certain of the Mortgage Loans, a lender other than the Sponsor may have originated a second lien mortgage loan. Mortgage Loans that have second lien mortgage loans encumbering the same mortgaged property may have higher rates of delinquency and foreclosure relative to mortgage loans that do not have second lien mortgage loans behind them. This may be due to changes in the mortgagor’s debt-to-income profile, the fact that mortgagors may then have less equity in the mortgaged property or other factors. You should also note that any mortgagor could obtain a second lien mortgage loan at any time subsequent to the date of origination of their first lien mortgage loan from any lender.

Subordinate Certificates May Provide Subordination for All Groups

The Subordinate Certificates may provide credit support for more than one Groups of Senior Certificates and thus the outstanding Class Balances of such Subordinate Certificates could be reduced to zero as a result of a disproportionate amount of principal losses on the Mortgage Loans in one Loan Group. Therefore, these losses on the Mortgage Loans in one Loan Group will reduce the subordination provided by the Subordinate Certificates to the other Groups of Senior Certificates and increase the likelihood that losses may be allocated to the other Groups of Senior Certificates.

Under certain circumstances due to a cross-collateralization mechanism, principal otherwise payable to these Subordinate Certificates will be paid to certain Senior Certificates.

High Rates of LIBOR or Another Index May Result in a Lower or Negative Yield on any Inverse Floating Rate Interest Only Certificates	If you are purchasing any inverse floating rate interest only certificates, in addition to the risk that a rapid rate of prepayments on the related Mortgage Loans may result in a lower actual yield than you expected or a negative yield, you should also consider the risk that high rates of LIBOR or high rates of another applicable index for your certificates may result in the failure to recover your initial investment.

Banc of America Securities LLC	44

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Categories of Classes of Certificates

The Certificates of any series may be comprised of one or more Classes. The Classes, in general, fall into different categories. The following chart identifies and generally defines certain of the more typical categories. The prospectus supplement for a series of Certificates may identify the Classes which comprise that series by reference to the following categories or another category specified in the prospectus supplement.

PRINCIPAL TYPES

Categories of Classes	Definitions

Accretion Directed Certificates	A Class of Certificates that receives principal payments from amounts that would otherwise be distributed as interest on specified Accrual Certificates. These principal payments may be in lieu of or in addition to principal payments from principal receipts on the Mortgage Loans for the related series.

Companion Certificates (also sometimes referred to as “Support Certificates”)	A Class of Certificates that is entitled to receive principal payments on any Distribution Date only if scheduled payments have been made on specified Planned Amortization Certificates, Targeted Amortization Certificates and/or Scheduled Amortization Certificates.

Component Certificates	A Class of Certificates consisting of two or more specified components (each, a “Component”), as described in the applicable prospectus supplement. The Components of a Class of Component Certificates may have different principal and/or interest payment characteristics but together constitute a single class and do not represent severable interests. Each Component of a Class of Component Certificates may be identified as falling into one or more of the categories in this chart.

Lockout Certificates	A Class of Senior Certificates that is designed not to participate in or to participate to a limited extent in (i.e., to be “locked out” of ), for a specified period, the receipt of (1) principal prepayments on the Mortgage Loans that are allocated disproportionately to the Classes of Senior Certificates of its series as a group pursuant to a “shifting interest” structure and/or (2) scheduled principal payments on the Mortgage Loans that are allocated to the senior Classes as a group. A Class of Lockout Certificates will typically not be entitled to receive, or will be entitled to receive only a restricted portion of, distributions of principal prepayments and/or scheduled principal prepayments, as applicable, for a period of several years, during which time all or a portion of the principal payments that it would otherwise be entitled to receive in the absence of a “lockout” structure will be distributed in reduction of the Class Balances of other Senior Certificates. Lockout Certificates are designed to minimize weighted average life volatility during the lockout period.

Banc of America Securities LLC	45

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Notional Amount Certificates	A Class of Certificates having no Class Balance and bearing interest on a notional amount. The notional amount is a hypothetical balance used for calculating interest distributions.

Pass-Through Certificates	A Class of Senior Certificates that is entitled to receive a specified percentage of the principal payments that are distributable to the Senior Certificates or applicable group of Senior Certificates (other than any Ratio Strip Certificates) in the aggregate on a Distribution Date and that is not designated as a Class of Sequential Pay Certificates.

Planned Amortization Certificates (also sometimes referred to as “PAC Certificates”)	A Class of Certificates that is designed to receive principal payments using a predetermined principal balance schedule derived by assuming two constant prepayment rates for the underlying Mortgage Loans. These two rates are the endpoints for the “structuring range” for a Class of Planned Amortization Certificates. The Classes of Planned Amortization Certificates in any series may be subdivided into different categories (e.g., Planned Amortization I Certificates or PAC I Certificates, Planned Amortization II Certificates or PAC II Certificates and so forth) derived using different structuring ranges and/or payment priorities. A Class of PAC Certificates is designed to provide protection against prepayments occurring at a constant rate within the structuring range.

Ratio Strip Certificates	A Class of Certificates that is entitled to receive a constant proportion, or “ratio strip,” of the principal payments on the underlying Mortgage Loans.

Scheduled Amortization Certificates	A Class of Certificates that is designed to receive principal payments using a predetermined principal balance schedule but is not designated as a Class of Planned Amortization Certificates or Targeted Amortization Certificates. The schedule is derived by assuming either two constant prepayment rates or a single constant prepayment rate for the underlying Mortgage Loans. In the former case, the two rates are the endpoints for the “structuring range” for a Class of Scheduled Amortization Certificates and the range generally is narrower than that for a Class of Planned Amortization Certificates. Typically, the Companion Certificates for the applicable series of Certificates generally will represent a smaller percentage of a Class of Scheduled Amortization Certificates than the Companion Certificates generally would represent in relation to a Class of Planned Amortization Certificates or Targeted Amortization Certificates. A Class of Scheduled Amortization Certificates is generally less sensitive to prepayments than a Class of Companion Certificates, but more sensitive than a Class of Planned Amortization Certificates or Targeted Amortization Certificates.

Banc of America Securities LLC	46

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Senior Certificates	A Class of Certificates that is entitled to receive payments of principal and interest on each Distribution Date prior to the Classes of Subordinate Certificates.

Sequential Pay Certificates	Classes of Certificates that are entitled to receive principal payments in a prescribed sequence, that do not have predetermined principal balance schedules and that, in most cases, are entitled to receive payments of principal continuously from the first Distribution Date on which they receive principal until they are retired. A Class of Sequential Pay Certificates may receive principal payments concurrently with one or more other Classes of Sequential Pay Certificates.

Subordinate Certificates	A Class of Certificates that is entitled to receive payments of principal and interest on each Distribution Date only after the Senior Certificates and Classes of Subordinate Certificates with higher priority of distributions have received their full principal and interest entitlements.

Super Senior Certificates	A Class of Senior Certificates that will not bear its share of certain losses after the Classes of Subordinate Certificates are no longer outstanding for so long as one or more specified Classes of Senior Certificates are outstanding.

Super Senior Support Certificates	A Class of Senior Certificates that bears certain losses allocated to one or more Classes of Super Senior Certificates.

Targeted Amortization Certificates (also sometimes referred to as “TAC Certificates”)	A Class of Certificates that is designed to receive principal payments using a predetermined principal balance schedule derived by assuming a single constant prepayment rate for the underlying Mortgage Loans. A Class of TAC Certificates is designed to provide some protection against prepayments at a rate exceeding the assumed constant prepayment rate used to derive that Class’s principal balance schedule.

Special Retail Certificates	Although there can be no assurance as to the rate at which principal distributions will be made on any class of Offered Certificates, special retail certificates, in particular, may be inappropriate investments for you if you require a distribution of a particular amount of principal on a specific date or an otherwise predictable stream of distributions. If you own special retail certificates, funds available for distributions of principal may not be sufficient to permit the distributions you request within any specific period of time after your request. During periods in which prevailing interest rates are generally higher than the pass-through rate for a class of special retail certificates, greater numbers of beneficial owners may request distributions of principal in respect of the special retail certificates to take advantage of higher interest rates. During such periods there may, however, be a concurrent reduction in the rate of prepayments of the related Mortgage Loans, thus limiting the funds available for such distributions.

Banc of America Securities LLC	47

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

In addition, because of the random lot procedure for distributing principal, you may receive a principal distribution on your special retail certificates on a Distribution Date (even if you have not requested such a distribution) if the amount available for distribution in respect of principal on such Distribution Date on a class of special retail certificates exceeds the aggregate amount requested for distribution of principal by all holders of the class of special retail certificates. It is more likely that amounts will be distributed by random lot during the periods of the relatively low interest rates and, correspondingly, higher prepayment rates. Under such circumstances you may have difficulty reinvesting these principal distributions at rates as high as the pass-through rate of your Certificates or your expected yield.

INTEREST TYPES

Categories of Class	Definitions

Accrual Certificates	A Class of Certificates that accretes the amount of accrued interest otherwise distributable on that Class, which amount will be added as principal to the Class Balance of that Class on each applicable Distribution Date. This accretion may continue until some specified event has occurred or until the Class of Accrual Certificates is retired.

Fixed Rate Certificates	A Class of Certificates with an interest rate that is fixed throughout the life of the Class.

Floating Rate Certificates	A Class of Certificates with an interest rate that resets periodically based upon a designated index and that varies directly with changes in that index.

Interest Only Certificates	A Class of Certificates that is entitled to receive some or all of the interest payments made on the Mortgage Loans and little or no principal. Interest Only Certificates have either a nominal Class Balance or a notional amount. A nominal Class Balance represents actual principal that will be paid on the Class. It is referred to as nominal since it is extremely small compared to other Classes. A notional amount is the amount used as a reference to calculate the amount of interest due on a Class of Interest Only Certificates that is not entitled to any distributions in respect of principal.

Inverse Floating Rate Certificates	A Class of Certificates with an interest rate that resets periodically based upon a designated index and that varies inversely with changes in that index and with changes in the interest rate payable on the related Class of Floating Rate Certificates.

Principal Only Certificates	A Class of Certificates that does not bear interest and is entitled to receive only distributions of principal.

Banc of America Securities LLC	48

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Step Coupon Certificates	A Class of Certificates with a fixed interest rate that is reduced to a lower fixed rate after a specified period of time. The difference between the initial interest rate and the lower interest rate will be supported by a reserve fund established on the Closing Date.

Variable Rate Certificates	A Class of Certificates with an interest rate that resets periodically and is calculated by reference to the rate or rates of interest applicable to the Mortgage Loans.

Banc of America Securities LLC	49

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Because the asset-backed securities are being offered on a “when, as and if issued” basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the “Automatic Termination”). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Alternative Loan Trust 2006-1

Issuing Entity

Banc of America Mortgage Securities, Inc.

Depositor

Bank of America, National Association

Sponsor and Servicer

January 12, 2006

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received the preliminary prospectus. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Banc of America Securities LLC	2

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Collateral Summary

Description of The Mortgage Loans

The Collateral Loans consist of fixed rate, conventional, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. All of the Mortgage Loans were originated or acquired by Bank of America, N.A., which is an affiliate of the Depositor and the Underwriter. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty. Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal.

The tables set forth below contain approximate statistical information as of the Cut-off Date regarding all Mortgage Loans. The balances and percentages may not be exact due to rounding.

		Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance(1)		$347,675,221.22
Total Number of Loans(1)		2,258
Average Loan Principal Balance(1)		$153,974.85		$17,983.72 to $674,343.93
WA Gross Coupon(1)		6.532%		5.125% to 7.875%
WA FICO(1)		733		604 to 839
WA Original Term(1)		359 months		240 to 360 months
WA Remaining Term(1)		358 months		237 to 360 months
WA OLTV(1)		72.28%		8.06% to 103.00%
Geographic Concentration of Mortgaged Properties (Top 5 States) based on the Aggregate Stated Principal Balance(1)	CA FL TX NC SC	16.25 14.59 7.88 4.37 4.04	% % % % %

(1)	Approximate (+/- 5%).

Banc of America Securities LLC	3

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Mortgage Loan Data

All Mortgage Loans
Number of Mortgage Loans (1)	2,258
Aggregate Stated Principal Balance (1)	$347,675,221.22
Range of Original Terms to Stated Maturity (1)	240 to 360 months
Range of Stated Principal Balances (1)	$17,983.72 to $674,343.93
Average Stated Principal Balance (1)	$153,974.85
Latest Stated Maturity Date	December 1, 2036
Range of Current Mortgage Interest Rates (1)	5.125% to 7.875%
Weighted Average Current Mortgage Interest Rate (1)	6.532%
Range of Remaining Terms to Stated Maturity (1)	237 to 360 months
Weighted Average Remaining Term to Stated Maturity (1)	358 months
Range of Original Loan-to-Value Ratios (1)	8.06% to 103.00%
Weighted Average Original Loan-to-Value Ratio (1)	72.28%

(1)	Approximate (+/-5%).

Occupancies of the Mortgage Loans (1)(2)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-off Date	Percentage of Cut-off Date Pool Principal Balance
Investor Property	1,231	$169,713,516.14	48.81%
Primary Residence	938	163,606,130.41	47.06
Second Home	89	14,355,574.67	4.13

Total:	2,258	$347,675,221.22	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

(2)	Approximate (+/-5%).

Banc of America Securities LLC	4

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Property Types of the Mortgage Loans (1)

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-off Date	Percentage of Cut-off Date Pool Principal Balance
Single Family Residence	1,352	$189,065,035.77	54.38%
2-Family	239	44,943,642.62	12.93
Condominium	285	41,305,730.24	11.88
PUD Detached	207	39,794,713.80	11.45
PUD Attached	69	10,714,625.05	3.08
3-Family	37	9,165,485.60	2.64
4-Family	36	8,431,189.30	2.43
Townhouse	33	4,254,798.84	1.22

Total:	2,258	$347,675,221.22	100.00%

(1)	Approximate (+/-5%).

Purposes of the Mortgage Loans (1)

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-off Date	Percentage of Cut-off Date Pool Principal Balance
Purchase	1,411	$208,311,698.30	59.92%
Refinance-Cashout	617	104,958,696.14	30.19
Refinance-Rate/Term	230	34,404,826.78	9.90

Total:	2,258	$347,675,221.22	100.00%

(1)	Approximate (+/-5%).

Banc of America Securities LLC	5

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Geographical Distribution

of the Mortgage Loans (1)(2)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-off Date	Percentage of Cut-off Date Pool Principal Balance
Alabama	2	$209,900.00	0.06%
Arizona	69	12,634,618.05	3.63
Arkansas	21	1,818,933.81	0.52
California	248	56,494,234.19	16.25
Colorado	24	3,964,613.89	1.14
Connecticut	11	1,850,567.10	0.53
District of Columbia	9	2,172,471.28	0.62
Florida	327	50,736,193.20	14.59
Georgia	97	12,630,123.74	3.63
Hawaii	22	5,214,321.20	1.50
Idaho	19	2,489,687.39	0.72
Illinois	74	13,611,197.35	3.91
Indiana	12	1,266,896.40	0.36
Iowa	12	1,205,143.04	0.35
Kansas	42	4,123,071.60	1.19
Kentucky	11	1,144,041.72	0.33
Louisiana	3	495,592.98	0.14
Maine	5	644,200.00	0.19
Maryland	78	12,768,081.65	3.67
Massachusetts	45	10,425,050.68	3.00
Michigan	30	4,097,988.45	1.18
Minnesota	24	3,790,333.67	1.09
Mississippi	3	403,380.32	0.12
Missouri	82	8,225,331.89	2.37
Montana	3	305,816.88	0.09
Nebraska	2	153,982.18	0.04
Nevada	26	6,035,040.55	1.74
New Hampshire	5	774,684.91	0.22
New Jersey	28	6,693,892.95	1.93
New Mexico	15	1,909,133.37	0.55
New York	58	11,719,523.87	3.37
North Carolina	132	15,181,171.45	4.37
North Dakota	2	214,189.77	0.06
Ohio	19	2,021,790.27	0.58
Oklahoma	42	3,009,427.85	0.87
Oregon	37	6,047,909.26	1.74
Pennsylvania	42	5,521,702.13	1.59
Rhode Island	12	2,557,802.75	0.74
South Carolina	118	14,053,295.92	4.04
Tennessee	40	4,768,207.65	1.37
Texas	225	27,411,473.20	7.88
Utah	11	1,681,057.85	0.48
Vermont	10	2,321,383.73	0.67
Virginia	69	10,639,019.80	3.06
Washington	47	7,478,559.41	2.15
West Virginia	13	988,973.50	0.28
Wisconsin	31	3,558,208.37	1.02
Wyoming	1	213,000.00	0.06

Total:	2,258	$347,675,221.22	100.00%

(1)	As of the Cut-off Date, no more than approximately 1.20% of the Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

(2)	Approximate (+/-5%).

Banc of America Securities LLC	6

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Current Principal Balances of the Mortgage Loans (1)(2)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-off Date	Percentage of Cut-off Date Pool Principal Balance
0.01 - 50,000.00	151	$5,870,668.76	1.69%
50,000.01 - 100,000.00	590	45,761,718.74	13.16
100,000.01 - 150,000.00	605	74,470,265.07	21.42
150,000.01 - 200,000.00	354	61,810,247.14	17.78
200,000.01 - 250,000.00	226	51,110,876.02	14.70
250,000.01 - 300,000.00	146	40,186,417.45	11.56
300,000.01 - 350,000.00	76	24,657,259.12	7.09
350,000.01 - 400,000.00	71	26,669,350.73	7.67
400,000.01 - 450,000.00	30	12,548,345.73	3.61
450,000.01 - 500,000.00	5	2,334,458.69	0.67
500,000.01 - 550,000.00	3	1,581,269.84	0.45
650,000.01 - 700,000.00	1	674,343.93	0.19

Total:	2,258	$347,675,221.22	100.00%

(1)	As of the Cut-off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $153,975.

(2)	Approximate (+/-5%)

Banc of America Securities LLC	7

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Original Loan-To-Value Ratios of the Mortgage Loans (1)(2)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-off Date	Percentage of Cut-off Date Pool Principal Balance
5.01 - 10.00	2	$161,238.00	0.05%
10.01 - 15.00	9	1,137,237.28	0.33
15.01 - 20.00	16	1,599,136.37	0.46
20.01 - 25.00	16	1,526,447.76	0.44
25.01 - 30.00	22	2,664,361.47	0.77
30.01 - 35.00	27	4,757,828.67	1.37
35.01 - 40.00	35	4,880,294.06	1.40
40.01 - 45.00	48	7,750,877.15	2.23
45.01 - 50.00	48	7,819,839.56	2.25
50.01 - 55.00	63	11,247,067.50	3.23
55.01 - 60.00	72	14,406,837.66	4.14
60.01 - 65.00	85	14,619,786.84	4.21
65.01 - 70.00	224	36,411,964.52	10.47
70.01 - 75.00	194	34,302,765.81	9.87
75.01 - 80.00	1,193	178,940,492.40	51.47
80.01 - 85.00	22	3,197,422.30	0.92
85.01 - 90.00	150	18,061,246.85	5.19
90.01 - 95.00	18	2,897,667.68	0.83
95.01 - 100.00	12	1,024,150.20	0.29
over 100.00	2	268,559.14	0.08

Total:	2,258	$347,675,221.22	100.00%

(1)	As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Mortgage Loans is expected to be approximately 72.28%.

(2)	Approximate (+/-5%).

Banc of America Securities LLC	8

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Current Mortgage Interest Rates of the Mortgage Loans (1)(2)

Current Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-off Date	Percentage of Cut-off Date Pool Principal Balance
5.001 - 5.250	2	$404,042.25	0.12%
5.251 - 5.500	4	862,908.12	0.25
5.501 - 5.750	36	6,914,903.04	1.99
5.751 - 6.000	159	27,894,275.33	8.02
6.001 - 6.250	331	55,781,699.89	16.04
6.251 - 6.500	599	95,854,838.19	27.57
6.501 - 6.750	625	87,154,999.54	25.07
6.751 - 7.000	362	52,949,460.01	15.23
7.001 - 7.250	103	14,098,557.87	4.06
7.251 - 7.500	27	4,054,187.49	1.17
7.501 - 7.750	7	1,221,457.29	0.35
7.751 - 8.000	3	483,892.20	0.14

Total:	2,258	$347,675,221.22	100.00%

(1)	As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 6.532% per annum.

(2)	Approximate (+/-5%).

Remaining Terms of the Mortgage Loans (1)(2)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-off Date	Percentage of Cut-off Date Pool Principal Balance
221 - 240	14	$2,489,529.72	0.72%
261 - 280	1	95,926.05	0.03
281 - 300	17	1,814,848.98	0.52
341 - 360	2,226	343,274,916.47	98.73

Total:	2,258	$347,675,221.22	100.00%

(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 358 months.

(2)	Approximate (+/-5%).

Banc of America Securities LLC	9

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Credit Scores of Mortgagors of the Mortgage Loans (1)(2)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-off Date	Percentage of Cut-off Date Pool Principal Balance
801 - 850	114	$16,540,575.24	4.76%
751 - 800	803	123,649,577.96	35.56
701 - 750	757	119,038,120.00	34.24
651 - 700	488	73,814,150.98	21.23
601 - 650	84	12,389,364.26	3.56
N/A	12	2,243,432.78	0.65

Total:	2,258	$347,675,221.22	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

(2)	Approximate (+/-5%).

Banc of America Securities LLC	10

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.